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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2005

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           Indiana                        1-5672                  13-5158950
(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

           4 West Red Oak Lane
         White Plains, New York                                          10604
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 10, 2005, ITT Industries, Inc., as borrower, entered into a
Five-Year Competitive Advance and Revolving Credit Facility Agreement (the
"Agreement"), a senior unsecured revolving credit facility in an aggregate principal amount of up to $1,250,000,000, with a syndicate of lenders arranged by J.P. Morgan Securities Inc., as Sole Lead Arranger, JPMorgan Chase Bank,
N.A., as Administrative Agent, Deutsche Bank Securities Inc., Citibank N.A. and
The Bank of Tokyo-Mitsubishi Ltd., New York Branch, as Syndication Agents, and
Societe Generale, as Documentation Agent. The Agreement provides for increases of up to $500,000,000 for a possible maximum total of $1,750,000,000 in aggregate principal amount at the request of the Company and with the consent of the institutions providing such increased commitments. The Agreement replaces the Company's Five-Year Competitive Advance and Revolving Credit Facility
Agreement dated as of November 10, 2000, which expired on November 10, 2005. A copy of the Agreement is filed with this report as Exhibit 10.1.

Two borrowing options are available under the Agreement: (i) a competitive advance option and (ii) a revolving credit option. The interest rates for the competitive advance option will be obtained from bids in accordance with competitive auction procedures. The interest rates under the revolving credit option will be based either on LIBOR plus spreads, which reflect the Company's debt ratings, or on the Administrative Agent's Alternative Base Rate. Borrowings under the Agreement are available upon customary terms and conditions for facilities of this type, including a requirement to maintain a ratio of consolidated EBITDA to consolidated interest expense to be not less than 3.5 to
1.0. The proceeds of the borrowings will be used for working capital and other general corporate purposes, including commercial paper backup.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

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
10.1   Five-Year Competitive Advance and Revolving Credit Facility Agreement
       dated as of November 10, 2005, among ITT Industries, Inc. and other parties signatory thereto.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITT INDUSTRIES, INC.


                                        By: /s/ Kathleen S. Stolar
                                            ------------------------------------
                                                Kathleen S. Stolar

                                        Its: Vice President, Secretary
                                              and Associate General Counsel

Date: November 10, 2005


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